Mobility Business Unit Divestment Investor Presentation January 22th, 2020 Exhibit 99.2

Forward-Looking Statements This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to the future business outlook, events, and expected performance of TTM Technologies, Inc. (“TTM”, “we” or the “Company”). The words “anticipate,” “believe,” “plan,” “forecast,” “foresee,” “estimate,” “project,” “expect,” “seek,” “target,” “intend,” “goal” and other similar expressions, among others, generally identify “forward-looking statements,” which speak only as of the date the statements were made and are not guarantees of performance. Actual results may differ materially from these forward-looking statements. Such statements relate to a variety of matters, including but not limited to the operations of TTM’s businesses. These statements reflect the current beliefs, expectations and assumptions of the management of TTM, and we believe such statements to have a reasonable basis. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the Company. These forward-looking statements are based on assumptions that may not materialize, and involve certain risks and uncertainties, many of which are beyond our control, that could cause actual events or performance to differ materially from those indicated in such forward-looking statements. Factors, risks, trends, and uncertainties that could cause actual results to differ materially from those projected, anticipated, or implied in forward-looking statements include, but are not limited to, TTM’s ability to successfully complete the transaction discussed in this presentation on a timely basis, including receipt of required regulatory approvals and satisfaction of other conditions; the potential adverse effect any announcement relating to the proposed transaction could have on the market price of the Company’s stock if the transaction is completed, the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; and potential changes in domestic or global economic conditions, demand for our products, market pressures on prices of our products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, our dependence upon a small number of customers, and other factors set forth in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in the Company’s other filings filed with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors”, and which are available at the SEC’s website at www.sec.gov. TTM does not undertake any obligation to update any of these statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law, even if experience or future changes make it clear that any projected results expressed in this communication or future communications to stockholders, press releases or Company statements will not be realized. In addition, the inclusion of any statement in this communication does not constitute an admission by us that the events or circumstances described in such statement are material. Use of Non-GAAP Financial Measures In addition to the financial statements presented in accordance with U.S. generally accepted accounting principles (“GAAP”), TTM uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Non-GAAP Operating Income, Non-GAAP Net Income, Non-GAAP Operating Margin, Non-GAAP Gross Margin , Non-GAAP EPS and Adjusted Operating Cash Flow. We present non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into our ongoing financial performance. A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. We compensate for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. See Appendix for reconciliations of Adjusted EBITDA and Non-GAAP Operating Income to the most comparable GAAP metric. Data Used in This Presentation Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Third Party Information The information contained herein does not purport to be all inclusive. This presentation has been prepared by the Company and includes information from other sources believed by the Company to be reliable. No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of any of the opinions and conclusions set forth herein based on such information. This presentation may contain descriptions or summaries of certain documents and agreements, but such descriptions or summaries are qualified in their entirety by reference to the actual documents or agreements. Unless otherwise indicated, the information contained herein speaks only as of the date hereof and is subject to change, completion or amendment without notice. Disclaimers

Diversification Diverse end markets Near term -Aerospace & Defense Discipline Operational execution Earnings power Cash flow generation TTM Remains Committed to Strategic Focus Differentiation Scale Technology breadth Global footprint Early engagement

Transaction overview TTM has agreed to sell its four China manufacturing plants comprising substantially all of the assets of its Mobility business unit to AKMMeadville Electronics (Xiamen) Co., Ltd., a Chinese consortium consisting of Meizhi Investment (Xiamen) Co., Ltd., Xiamen Semiconductor Investment Group Co., Ltd., AKM Electronics Industrial (Panyu) Ltd. and Anmei Ventures (Xiamen) Equity Investment Partnership (Limited Partnership). Mobility business unit includes four manufacturing facilities in China and associated revenues. Asset Price $550 million for Chinese assets plus estimated $110 million for certain retained accounts receivable collection Enterprise value represents 8.0x of Mobility business unit’s LTM adjusted EBITDA of $82.5 million1 Consideration 100% cash transaction Anticipated net proceeds of approximately $600 million 3-4 months after closing Approvals & Timing Expected to close in 4-6 months Subject to customary closing conditions and regulatory approvals for transactions in China (the State Administration for Market Regulation of the People’s Republic of China and change of ownership filings with other local government authorities) Financial Impact TTM to retain Mobility business unit’s earnings and cash flow through closing Proceeds will be used for de-levering as a first priority Post transaction, TTM is expected to have a pro-forma net debt/adjusted EBITDA of less than 2.0x1 1 See Appendix for reconciliation

Strategic rationale Reduces exposure to highly seasonal and cyclical cellular market Increases mix of business to longer cycle markets with aerospace and defense remaining largest market segment More capital available for growth investments in our remaining businesses while buyer committed to investing in purchased business Reduces China manufacturing footprint Less volatile financial performance Provides balance sheet flexibility to reduce debt and/or pursue acquisitions

Critical supplier to today’s fastest growing technologies such as advanced defense radar, automobile technology and medical device technology Significant global footprint with 26 facilities and 19,500 employees Scale: $2,153 mn LTM Q3 2019 revenue Profitability: $300 mn LTM Q3 2019 Adj. EBITDA1 Technology-enabled end markets and customers Leading PCB, Specialty Components and Technology Solutions Provider 1 See Appendix for reconciliation High end computing and storage systems Networking and communications infrastructure Aerospace and defense Medical imaging and diagnostic equipment Automotive Technology Pro-forma for the Mobility business unit divestiture

TTM Remains a Global Leader in the PCB Manufacturing Market 2018 Top 10 world PCB manufacturers by revenue ($mn) $Mn Maintain advantages associated with sufficient scale Only US-based company in the Global Top 10 Most diversified company in the Global Top 10 – products and end markets Focus on high reliability and advanced technology PCBs combined with engineered product solutions allowing for early engagement with customers Top 10 represent ~33% of 2018 total world PCB output Source: Prismark Partners August 2019 Pro-forma for the Mobility business unit divestiture

Global Footprint 7 Salem – SAL Syracuse – SYR 6 26 Suzhou - SUZ Aerospace & Defense 5 Sterling - STE Stafford Springs - SS 4 3 Stafford - ST 1 Denver - DEN 2 North Jackson - NJ Specialty 8 Anaheim - ANA Santa Ana - SA 10 9 Forest Grove - FG 11 Santa Clara - SC San Diego - SD 12 Logan - LG 16 17 San Jose - SJ Toronto - TOR 18 15 Huiyang - HY AMI&I Zhongshan - ZS 13 14 Guangzhou - GZ 29 Shenzhen - SZ 27 Shanghai - SH Shanghai - SH E-MS 28 E-M Solutions A&D Commercial E-MS 23 Chippewa Falls - CF 24 Dongguan - DMC Hong Kong - OPCM 22 C&C Mobility Guangzhou - GME Guangzhou - FPC 19 20 Shanghai - SME Shanghai - SP 21 15 20 21 27 28 1 2 8 9 5 18 3 23 16 17 13 22 19 24 29 12 11 4 10 14 26 6 7 Wireless Syracuse - SYR-W 25 25 Manufacturing facilities to be divested

Increased exposure to stable and growing end markets and customers

TTM LTM Q3'19



Other
3%
Computing
13%
Networking
17%
A&D
25%
Auto
16%
Cellular
12%
Medical
Industrial
14%

TTM LTM Q3'19 pro-forma Mobility divesture



Other
1%
Computing
11%
Networking
20%
A&D
31%
Auto
20%
Cellular
0%
Medical
Industrial
17%

Customer concentration	TTM LTM Q3'19	TTM LTM Q3'19 pro-forma
Top 1	14%, Apple	No >10% customers
Top 5	33%, Apple, Bosch, Huawei, Raytheon, Tesla	26%, Bosch, Collins, Northrop, Raytheon, Tesla

TTM LTM Q3'19 pro-forma Mobility divesture

	% of total sales	2018-2023 CAGR (third party)	Growth drivers
Aerospace and Defense	31%	2-4%	• Increased commercial air traffic • Increased military equipment builds
Automotive	20%	5-8%	• Electric & autonomous vehicle • Safety/ADAS/ infotainment
Computing	11%	1-3%	• Semiconductor R&D • Data center expansion
Medical Industrial	17%	3-5%	• Patient monitoring • Home automation
Networking and Communications	20%	3-5%	• 5G infrastructure spend • Optical networking

Source: TTM filings, Prismark Partners Nov 2019, Company estimates

TTM Technologies
9
Inspiring Innovation

The Evolution of TTM Through Strategic Transactions

1998
TTM Incorporated

2002
Acquires Honeywell ACI
- Networking/Communications
- High layer count

2010
Acquires Meadville PCB
- Cellular market
- Asia footprint

2018
Acquires Anaren
- Build to Spec
- RF Technology

2020
Divests Mobility
- Stable end markets
- Financial flexibility

$79Mn



$2.1B

2000
IPO

2006
Acquires Tyco PCG
- Aerospace & Defense
- Diversification

2015
Acquires ViaSystems
- Automotive
- Synergies

2019
Acquires i3's assets
- Substrate like PCB technology
- Ultra high aspect ratio expertise
- Extensive patent portfolio

Increased scale and diversification

Increased differentiation and stability

TTM Technologies
Inspiring Innovation
10

Summary Financial Impact LTM Q3 2019 TTM As Reported ($mn) Mobility Business Unit ($mn) TTM Excluding Mobility Pro-Forma ($mn) Revenues 2681 527.8 2153 Non-GAAP Operating Profit1 205.3 (7.7%) 5.5 (1.0%) 199.8 (9.3%) Adjusted EBITDA1 382 (14.3%) 82.5 (15.6%) 299.5 (13.9%) Cash 316.6 N/A 916.6 Debt 1472 N/A 1472 Net leverage2 3.0x N/A 1.8x 1 See Appendix for reconciliation, 2 Net leverage is calculated by dividing net debt (net of discount, net of cash) by adjusted EBITDA. TTM excluding mobility pro-forma assumes $600 million in net proceeds.

Potential Use of proceeds Drive growth through investments, strengthen balance sheet and create value for shareholders Maintain financial discipline and optimize the balance sheet through de-levering Ongoing investment in our technology portfolio New product and technology development Strategic acquisitions Increased balance sheet flexibility

Diversification Diverse end markets Near term -Aerospace & Defense Discipline Operational execution Earnings power Cash flow generation TTM Remains Committed to Strategic Focus Differentiation Scale Technology breadth Global footprint Early engagement

Thank You

Appendix

Mobility Business Unit Operating Income and EBITDA Reconciliation